Exhibit 99.2

Table 1: PG&E Corporation Business Priorities 2008-2011

1.    Deliver on Earnings Per Share (EPS) goals

2.    Improve system reliability

3.    Identify and capture operating efficiencies

4.    Focus on customer service and satisfaction

5.    Ensure workforce readiness and alignment

Table 2: Reconciliation of PG&E Corporation’s Earnings from Operations to Consolidated Net Income in Accordance with Generally Accepted Accounting Principles (GAAP)
Third Quarter and Year-to-Date, 2008 vs. 2007
(in millions, except per share amounts)

	Three months ended September 30,				Nine months ended September 30,

	Earnings		Earnings per Common Share (Diluted)		Earnings		Earnings per Common Share (Diluted)
	2008	2007	2008	2007	2008	2007	2008	2007

PG&E Corporation Earnings from Operations (1)	$304	$278	$0.83	$0.77	$821	$803	$2.24	$2.22
Items Impacting Comparability (2)	-	-	-	-	-	-	-	-
PG&E Corporation Earnings on a GAAP basis	$304	$278	$0.83	$0.77	$821	$803	$2.24	$2.22

1.	“Earnings from operations” is not calculated in accordance with GAAP and excludes items impacting comparability as described in Note (2) below.

2.
Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.  For the three and nine month periods ended September 30, 2008 and 2007, PG&E Corporation did not have any items impacting comparability to report.

Table 3: Reconciliation of Pacific Gas and Electric Company’s Earnings from Operations to Consolidated Net Income in Accordance with GAAP
Third Quarter and Year-to-Date, 2008 vs. 2007
(in millions)

	Three months ended September 30,		Nine months ended September 30,

	Earnings		Earnings
	2008	2007	2008	2007
Pacific Gas and Electric Company Earnings from Operations (1)	$318	$279	$860	$808
Items Impacting Comparability (2)	-	-	-	-
Pacific Gas and Electric Company Earnings on a GAAP basis	$318	$279	$860	$808

1.	“Earnings from operations” is not calculated in accordance with GAAP and excludes items impacting comparability as described in Note (2) below.

2.
Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.  For the three and nine month periods ended September 30, 2008 and 2007, Pacific Gas and Electric Company did not have any items impacting comparability to report.

Table 4: PG&E Corporation EPS from Operations
Third Quarter and Year-to-Date, 2008 vs. 2007
($/Share, Diluted)

Q3 2007 EPS from Operations (1)	$0.77

Increase in rate base revenue	0.06
Billing OII (2)	0.02
Gas transmission revenues	0.01
Miscellaneous items	0.03

Expenses for statewide and local initiatives	(0.03)
Operating and maintenance - gas system	(0.02)
Increase in shares outstanding	(0.01)
Q3 2008 EPS from Operations (1)	$0.83

Q3 2007 YTD EPS from Operations (1)	$2.22

Increase in rate base revenue	0.20
Billing OII (2)	0.02
Gas transmission revenues	0.01

Storm and outage expenses	(0.07)
Operating and maintenance - gas system	(0.05)
Expenses for statewide and local initiatives	(0.03)
Increase in shares outstanding	(0.03)
Nuclear refueling outage (3)	(0.02)
Miscellaneous items	(0.01)
Q3 2008 YTD EPS from Operations (1)	$2.24

1.	See Table 2 for a reconciliation of EPS from operations to EPS on a GAAP basis.

2.	Charge for customer refunds related to the installation of a new billing system incurred in 2007 with no similar cost in 2008.

3.
There were no refueling outages during the three months ended September 30, 2008 and 2007.  The refueling outage during the nine months ended September 30, 2008 was 69 days as compared to 30 days during the same period in 2007.

Table 5: PG&E Corporation Share Statistics
Third Quarter 2008 vs. Third Quarter 2007
(shares in millions, except per share amounts)

	Third Quarter 2008	Third Quarter 2007	% Change

Common Stock Data

Book Value per share – end of period (1)	$24.19	$22.58	7.13%

Weighted average common shares outstanding, basic	357	352	1.42%
Employee share-based compensation	1	1	-
Weighted average common shares outstanding, diluted	358	353	1.42%
9.5% Convertible Subordinated Notes (participating securities)	19	19	-
Weighted average common shares outstanding and participating securities, diluted	377	372	1.34%

1.	Common shareholders’ equity per common share outstanding at period end (includes the effect of participating securities).

Source:	PG&E Corporation’s Condensed Consolidated Financial Statements and the Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

Table 6: Operational Performance Metrics
Third Quarter Year-to-Date Actual 2008 vs. Targets 2008

			2008
		Percentage Weight (1)	Q3 YTD Actual	Q3 YTD Target	EOY Target

1.	Earnings From Operations (in millions)	40%	$821	See note (2)	See note (2)

2.	Customer Satisfaction & Brand Health Index	20%	76.1	77.0	77.0

3.	Reliable Energy Delivery	20%	0.678	1.000	1.000

4.	Employee Engagement Premier Survey	10%	See note (3)	See note (3)	66.00%

5.	Safety Performance	10%	3.310	3.483	3.483

1.	Represents weighting used in calculating PG&E Corporation Short-Term Incentive Plan performance for management employees.

2.	Internal target not publicly disclosed but is consistent with publicly disclosed guidance for 2008 EPS from operations of $2.90-$3.00.

3.	The Employee Engagement Premier Survey will be administered in December 2008 with results available in February 2009.

DEFINITIONS OF 2008 OPERATIONAL PERFORMANCE METRICS FROM TABLE 6:

1.	Earnings from Operations:

Earnings from operations measures PG&E Corporation’s earnings power from ongoing core operations.  It allows investors to compare the underlying financial performance of the business from one period to another, exclusive of items that management believes do not reflect the normal course of operations (items impacting comparability).  The measurement is not calculated in accordance with GAAP.  For a reconciliation of earnings from operations to consolidated net income in accordance with GAAP, see Tables 2 and 3 above.

The 2008 target for earnings from operations is based on Pacific Gas and Electric Company’s 2008 authorized return on equity.  This target is not publicly reported but is consistent with PG&E Corporation’s publicly disclosed guidance range provided for 2008 EPS from operations of $2.90-$3.00.

2.	Customer Satisfaction & Brand Health Index:

The Customer Satisfaction & Brand Health Index is a combination of a Customer Satisfaction Score, which has a 75 percent weighting and a Brand Favorability Score, which a 25 percent weighting in the composite.  The Customer Satisfaction Score is a measure of overall satisfaction with PG&E’s operational performance in delivering services such as reliability, pricing of services, and customer service experience.  The Brand Favorability Score is a measure of the overall favorability towards the PG&E brand and measures the emotional connection that customers have with the brand and is based on assessing perceptions regarding PG&E’s image, such as trust, heritage, and social responsibility.  The Brand Favorability Score will measure residential, small business, and medium business customer perceptions with weightings based on revenue; 60 percent for residential customers and 40 percent for business customers.

3.	Reliable Energy Delivery:

Reliable Energy Delivery Index is a composite of four categories outlined below.  Overall, these metrics provide a balanced view on the number and duration of electric systems unplanned interruptions, the integrity of the gas transmission and distribution system, and performance of the appropriate level of maintenance and focused investment on the system infrastructure.

1. System Average Interruption Frequency Index (SAIFI) 2. Customer Average Interruption Duration Index (CAIDI) 3. Execution of Electric-Based Work Units 4. Gas Transmission and Distribution Integrity

4.	Employee Engagement Premier Survey:

The employee engagement premier survey is designed around 15 key drivers of employee engagement.  The average overall employee engagement score provides a comprehensive metric that is derived by averaging the percent favorable responses from 40 core survey questions (all fall into one of the 15 key drivers).

5.	Safety Performance:

The Occupational Safety & Health Administration (OSHA) Recordable Rate measures the number of OSHA Recordable injuries, illnesses, or exposures that (1) satisfy OSHA requirements for recordability, and (2) occur in the current year.  In general, an injury must result in medical treatment beyond first aid or result in work restrictions, death, or loss of consciousness to be OSHA Recordable.  The rate measures how frequently OSHA Recordable cases occur for every 200,000 hours worked, or for approximately every 100 employees.

Table 7: Pacific Gas and Electric Company Operating Statistics
Third Quarter and Year-to-Date, 2008 vs. 2007

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007

Electric Sales (in millions kWh)
Residential	8,937	8,641	24,033	23,580
Commercial	9,252	9,304	25,693	25,597
Industrial	4,344	4,145	12,022	11,285
Agricultural	2,157	2,025	4,372	4,252
BART, public street and highway lighting	245	208	664	616
Other electric utilities	-	-	1	2
Sales from Energy Deliveries	24,935	24,323	66,785	65,332

Total Electric Customers at September 30			5,134,259	5,099,634

Bundled Gas Sales (in millions MCF)
Residential	24	24	153	149
Commercial	11	12	49	52
Total Bundled Gas Sales	35	36	202	201
Transportation Only	165	199	437	454
Total Gas Sales	200	235	639	655

Total Gas Customers at September 30			4,263,133	4,252,349

Sources of Electric Energy (in millions kWh)
Pacific Gas and Electric Company Generation
Nuclear	4,391	4,775	12,249	13,718
Hydro (net)	2,195	2,087	6,220	5,778
Fossil	111	114	393	348
Total Pacific Gas and Electric Company Generation	6,697	6,976	18,862	19,844
Purchased Power
Qualifying Facilities	3,874	4,611	12,179	12,617
Irrigation Districts	842	913	1,809	2,195
Other Purchased Power	1,053	1,647	2,062	2,186
Spot Market Purchases/Sales, net	7,792	3,658	20,503	10,939
Total Purchased Power (1)	13,561	10,829	36,553	27,937

Delivery from DWR	3,752	5,635	10,124	15,689

Delivery to Direct Access Customers	1,627	1,714	4,685	5,114

Other (includes energy loss)	(702)	(831)	(3,439)	(3,252)

Total Electric Energy Delivered	24,935	24,323	66,785	65,332

Diablo Canyon Performance
Overall capacity factor (including refuelings)	89%	97%	91%	94%
Refueling outage period	None	None	2/3/08-4/12/08	4/30/07-5/29/07
Refueling outage duration during the period (days)	None	None	68.9	29.8

1.
For the three months ended September 30, 2008 and 2007, Total Purchased Power is net of Spot Market Sales of 1,165 million kWh and 462 million kWh, respectively.  For the nine months ended September 30, 2008 and 2007, Total Purchased Power is net of Spot Market Sales of 2,824 million kWh and 2,038 million kWh, respectively.

Table 8: PG&E Corporation EPS Guidance

2008 EPS Guidance	Low	High
EPS Guidance on an Earnings from Operations Basis	$$2.90	$$3.00

Estimated Items Impacting Comparability (1)	0.66	0.69

Estimated EPS on a GAAP Basis	$$3.56	$$3.69

2009 EPS Guidance	Low	High
EPS Guidance on an Earnings from Operations Basis	$$3.15	$$3.25

Estimated Items Impacting Comparability	-	-

Estimated EPS on a GAAP Basis	$$3.15	$$3.25

1.	Estimated amount of after-tax income to be recognized in connection with a settlement of 2001-2004 tax audits finalized in the fourth quarter of 2008.

Management's statements regarding 2008 and 2009 guidance for earnings from operations per common share for PG&E Corporation, estimated rate base for 2008 and 2009, and general sensitivities for 2008 and 2009 earnings, constitute forward-looking statements that are based on current expectations and assumptions which management believes are reasonable, including that Pacific Gas and Electric Company earns its authorized rate of return. These statements and assumptions are necessarily subject to various risks and uncertainties. Actual results may differ materially. Factors that could cause actual results to differ materially include:

Pacific Gas and Electric Company’s ability to manage capital expenditures and operating expenses within authorized levels and recover such costs through rates in a timely manner;

the outcome of regulatory proceedings, including pending and future ratemaking proceedings at the California Public Utilities Commission (CPUC) and the Federal Energy Regulatory Commission (FERC);

the adequacy and price of electricity and natural gas supplies, and the ability of Pacific Gas and Electric Company to manage and respond to the volatility of the electricity and natural gas markets;

the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards on Pacific Gas and Electric Company’s facilities and operations, its customers, and third parties on which Pacific Gas and Electric Company relies;

the potential impacts of climate change on Pacific Gas and Electric Company’s electricity and natural gas businesses;

changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology, including the development of alternative energy sources, or other reasons;

operating performance of the Diablo Canyon nuclear generating facilities (“Diablo Canyon”), the occurrence of unplanned outages at Diablo Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;

Table 8 (continued): PG&E Corporation EPS Guidance

whether Pacific Gas and Electric Company can maintain the cost savings it has recognized from operating efficiencies it has achieved and identify and successfully implement additional sustainable cost-saving measures;

whether Pacific Gas and Electric Company incurs substantial unanticipated expense to improve the safety and reliability of its electric and natural gas distribution systems;

whether Pacific Gas and Electric Company achieves the CPUC’s energy efficiency targets and recognizes any incentives Pacific Gas and Electric Company may earn in a timely manner;

the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;

the impact of changing wholesale electric or gas market rules, including new rules of the California Independent System Operator to restructure the California wholesale electricity market;

how the CPUC administers the conditions imposed on PG&E Corporation when it became Pacific Gas and Electric Company’s holding company;

the extent to which PG&E Corporation or Pacific Gas and Electric Company incurs costs and liabilities in connection with litigation that are not recoverable through rates, from insurance, or from other third parties;

the ability of PG&E Corporation, Pacific Gas and Electric Company, and counterparties, to access capital markets and other sources of credit in a timely manner on acceptable terms, especially given the recent deteriorating conditions in the economy and financial markets;

the impact of environmental laws and regulations and the costs of compliance and remediation;

the effect of municipalization, direct access, community choice aggregation, or other forms of bypass;

the impact of changes in federal or state tax laws, policies or regulations; and

other factors and risks discussed in PG&E Corporation and Pacific Gas and Electric Company’s 2007 Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission.

Table 9: Rate Base - Pacific Gas and Electric Company

	2007	2008	2009
	Recorded	Estimated	Estimated
Total Weighted Average Rate Base (in billions)	$16.9	$18.3	$20.4

The rate base estimates for 2008 and 2009 and the forecast of capital expenditures that the estimates are based on are forward-looking statements that are subject to various risks and uncertainties, including whether the forecasted expenditures will be made or will be made within the time periods assumed.  Actual results may differ materially.  For a discussion of the factors that may affect future results, see Table 8.

Table 10: General Earnings Sensitivities for 2008 and 2009
PG&E Corporation and Pacific Gas and Electric Company

Variable	Description of Change	Estimated 2008 Earnings Impact	Estimated 2009 Earnings Impact

Rate base	+/- $100 million change in rate base (1)	+/- $6 million	+/- $6 million

Return on equity (ROE)	+/- 0.1% change in allowed ROE	+/- $10 million	+/- $11 million

Share count	+/- 1% change in average shares	-/+ $0.03 per share	-/+ $0.03 per share

Revenues	+/- $7 million change in at-risk revenue (pre-tax), including Electric Transmission and California Gas Transmission	+/- $0.01 per share	+/- $0.01 per share

1.	Assumes earning an 11.45% combined CPUC- and FERC-authorized weighted average return on 52% equity portion of capital structure.

These general earnings sensitivities that may affect 2008 and 2009 earnings are forward-looking statements that are based on various assumptions that may prove to be inaccurate.  Actual results may differ materially.  For a discussion of the factors that may affect future results, see Table 8.

Table 11: Cash Flow Sources and Uses
Year-to-Date 2008
PG&E Corporation Consolidated
(in millions)

Cash and Cash Equivalents December 31, 2007	$345

Sources of Cash
Cash from operations	$2,182
Proceeds from sale of assets	21
Net proceeds from issuance of long-term debt	693
Net borrowings under accounts receivable facility and working capital facility	283
Net issuance of commercial paper	524
Common stock issued	150
$3,853

Uses of Cash
Capital expenditures	$2,691
Increase in restricted cash	3
Investments in and proceeds from nuclear decommissioning trusts, net	40
Long-term debt repurchased	454
Energy recovery bonds matured	260
Money market investments	62
Common stock dividends paid	406
Other	31
$3,947

Cash and Cash Equivalents, September 30, 2008	$251

Source:    PG&E Corporation’s Condensed Consolidated Statement of Cash Flows included in PG&E Corporation and Pacific Gas and Electric Company’s combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

Table 12: PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Cash Position
Third Quarter 2008 vs. Third Quarter 2007
(in millions)

	2008	2007	Change

Cash Flow from Operating Activities (YTD September 30)
PG&E Corporation	$(38)	$(15)	$(23)
Pacific Gas and Electric Company	2,220	2,093	127
	$2,182	$2,078	$104

Consolidated Cash Balance (at September 30)
PG&E Corporation	$194	$324	$(130)
Pacific Gas and Electric Company	57	460	(403)
	$251	$784	$(533)

Consolidated Restricted Cash Balance (at September 30)
PG&E Corporation	$-	$-	$-
Pacific Gas and Electric Company (1)	1,344	1,464	(120)
	$1,344	$1,464	$(120)

1.	Includes $19 million and $18 million of restricted cash classified as Other Noncurrent Assets – Other in the Condensed Consolidated Balance Sheets at September 30, 2008 and 2007, respectively.

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements included in PG&E Corporation and Pacific Gas and Electric Company combined Quarterly Report on Form 10-Q for the quarters ended September 30, 2008 and 2007.

Table 13: PG&E Corporation and Pacific Gas and Electric Company’s Long-Term Debt
Third Quarter 2008 vs. Year-End 2007
(in millions)

	Balance at
	September 30, 2008	December 31, 2007

PG&E Corporation
Convertible subordinated notes, 9.50%, due 2010	$280	$280
Less: current portion	-	-
	280	280
Utility
Senior notes:
3.60% to 6.35% bonds, due 2009-2038	6,900	6,300
Unamortized discount	(18)	(22)
Total senior notes	6,882	6,278
Pollution control bond loan agreements, variable rates(1), due 2026(2)	614	614
Pollution control bond loan agreements, 5.35%, due 2016	200	200
Pollution control bond loan agreements, 4.75% due 2023	345	345
Pollution control bond loan agreements, variable rates, due 2016-2026	-	454
Pollution control bond loan agreements, 3.75%, due 2026	50	-
Pollution control bond loan agreements, 3.75%, due 2018	45	-
Less: current portion	(600)	-
Long-term debt, net of current portion	7,536	7,891
Total consolidated long-term debt, net of current portion	$7,816	$8,171

1.	At September 30, 2008, interest rates on these loans ranged from 3.63% to 4.50%.

2.	These bonds are supported by $620 million of letters of credit which expire on February 24, 2012. Although the stated
 maturity date is 2026, the bonds will remain outstanding only if the Utility extends or replaces the letters of credit.

Source:	PG&E Corporation and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company’s combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

Table 14:  PG&E Corporation and Pacific Gas and Electric Company Repayment Schedule and Interest Rates - Long-Term Debt and Energy Recovery Bonds as of September 30, 2008
(in millions, except interest rates)

	2008	2009	2010	2011	2012		Thereafter	Total
LONG-TERM DEBT:
PG&E Corporation
Average fixed interest rate	-	-	9.50%	-	-		-	9.50%
Fixed rate obligations	$-	$-	$280	$-	$-		$-	$280
Utility
Average fixed interest rate	-	3.60%	-	4.20%	-		5.68%	5.41%
Fixed rate obligations	$-	$600	$-	$500	$-		$6,440	$7,540
Variable interest rate as of September 30, 2008	-	-	-	-	3.96%		-	3.96%
Variable rate obligations	$-	$-	$-	$-	$614	(1)	$-	$614
Total consolidated long-term debt	$-	$600	$280	$500	$614		$6,440	$8,434

1.	The $614 million pollution control bonds, due in 2026, are backed by $620 million of letters of credit which expire on February 24, 2012. The bonds will be subject to a mandatory redemption unless the letters of credit are extended or replaced. Accordingly, the bonds have been classified for repayment purposes in 2012.

ENERGY RECOVERY BONDS (2):	2008	2009	2010	2011	2012	Total
Utility
Average fixed interest rate	4.19%	4.36%	4.49%	4.59%	4.66%	4.47%
Energy recovery bonds	$93	$370	$386	$404	$422	$1,675

2.	These bonds were issued by PG&E Energy Recovery Funding LLC (“PERF”), a wholly owned consolidated subsidiary of Pacific Gas and Electric Company. The proceeds were used by PERF to purchase from Pacific Gas and Electric Company the right, known as "recovery property," to be paid a specified amount from a dedicated rate component. While PERF is a wholly owned subsidiary of Pacific Gas and Electric Company, it is legally separate from Pacific Gas and Electric Company. The assets , including recovery property, of PERF are not available to creditors of PG&E Corporation or Pacific Gas and Electric Company, and recovery property is not legally an asset of PG&E Corporation or Pacific Gas and Electric Company.

Source:    PG&E Corporation and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company’s combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, and PG&E Corporation and Pacific Gas and Electric Company's Annual Report on Form 10-K for the year ended December 31, 2007.

Table 15: Pacific Gas and Electric Company
Docket Numbers of Selected Regulatory Cases

Name	Brief Description	Docket Number

Cost of Capital 2008
CPUC proceeding to establish capital structure and cost of capital for the California investor-owned electric utilities.  The CPUC issued a final decision on December 20, 2007, maintaining Pacific Gas and Electric Company’s authorized ROE at 11.35% and its common equity ratio at 52%.

On May 29, 2008, the CPUC adopted a uniform three-year cost of capital mechanism in the second phase of this proceeding that will replace the annual cost of capital proceeding.

A.07-05-008 D.07-12-049 D.08-05-035

Energy Efficiency Order Instituting Rulemaking (OIR) Post-2005	CPUC proceeding to establish incentive ratemaking mechanisms applicable to the California investor-owned utilities’ implementation of their 2006-2008 and 2009-2011 energy efficiency program cycles.	R.06-04-010 D.07-09-043 D.08-01-042 D.08-07-047

Application to Recover Hydroelectric Generation Facility Divestiture Costs	Pacific Gas and Electric Company has requested authorization to recover approximately $47 million of hydroelectric generation facility divestiture costs.	A. 08-05-023

Proposed Electric Distribution Reliability Program (Cornerstone Improvement Program)
Pacific Gas and Electric Company has filed an application with the CPUC to authorize $2.3 billion in costs associated with electric distribution reliability capital expenditures and operating and maintenance expense incremental to amounts recovered in the 2007 General Rate Case.

A. 08-05-023

SmartMeterTM Program Upgrade Application	Pacific Gas and Electric Company has requested CPUC approval to upgrade elements of the SmartMeterTM program and to recover additional capital expenditures related to the proposed upgrade.	A.07-12-009

Tesla Generating Station
Pacific Gas and Electric Company filed an application requesting that the CPUC authorize Pacific Gas and Electric Company to develop and construct a 560-MW unit at the Tesla Generating Station.  On September 22, 2008, a CPUC administrative law judge issued a proposed decision recommending that Pacific Gas and Electric Company’s application be dismissed.
A.08-07-018

Table 15 (continued): Pacific Gas and Electric Company
Docket Numbers of Selected Regulatory Cases

Name	Brief Description	Docket Number

Request for New Generation Offers and Potential Request New Utility-Owned Generation
Pacific Gas and Electric Company is conducting a request for offers (“RFO”)  for 800 to 1,200 megawatts of dispatchable and operationally flexible new generation resources to be on-line no later than May 2015.

R.06-02-013

Catastrophic Event Memorandum Account Application
Pacific Gas and Electric Company has requested that the CPUC  permit Pacific Gas and Electric Company to recover approximately $8 million from its customers to cover costs of restoring service and repairing facilities following the January 2008 winter storm.
A.08.03-017

Discussion of these regulatory cases is included in PG&E Corporation and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, and PG&E Corporation and Pacific Gas and Electric Company’s combined Annual Report on Form 10-K for the year ended December 31, 2007.

Table 16: PG&E Corporation
Condensed Consolidated Statements of Income

	(Unaudited)
	Three Months Ended		Nine Months Ended
(in millions, except per share amounts)	September 30,		September 30,
	2008	2007	2008	2007
Operating Revenues
Electric	$2,880	$2,574	$8,039	$7,107
Natural gas	794	705	2,946	2,714
Total operating revenues	3,674	3,279	10,985	9,821
Operating Expenses
Cost of electricity	1,282	998	3,406	2,606
Cost of natural gas	351	281	1,613	1,431
Operating and maintenance	983	953	3,010	2,794
Depreciation, amortization, and decommissioning	419	465	1,240	1,325
Total operating expenses	3,035	2,697	9,269	8,156
Operating Income	639	582	1,716	1,665
Interest income	23	36	82	125
Interest expense	(178)	(196)	(550)	(571)
Other income (expense), net	(17)	7	(14)	22
Income Before Income Taxes	467	429	1,234	1,241
Income tax provision	163	151	413	438
Net Income	$304	$278	$821	$803
Weighted Average Common Shares Outstanding, Basic	357	352	356	350
Weighted Average Common Shares Outstanding, Diluted	358	353	357	352
Net Earnings Per Common Share, Basic	$0.83	$0.77	$2.25	$2.23
Net Earnings Per Common Share, Diluted	$0.83	$0.77	$2.24	$2.22
Dividends Declared Per Common Share	$0.39	$0.36	$1.17	$1.08

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

Table 17: PG&E Corporation
Condensed Consolidated Balance Sheets

	(Unaudited)
	Balance At
(in millions)	September 30, 2008	December 31, 2007

ASSETS
Current Assets
Cash and cash equivalents	$251	$345
Restricted cash	1,325	1,297
Accounts receivable:
Customers (net of allowance for doubtful accounts of $75 million in 2008 and $58 million in 2007)	2,530	2,349
Regulatory balancing accounts	1,117	771
Inventories:
Gas stored underground and fuel oil	333	205
Materials and supplies	172	166
Income taxes receivable	-	61
Prepaid expenses and other	580	255
Total current assets	6,308	5,449
Property, Plant, and Equipment
Electric	27,146	25,599
Gas	10,016	9,620
Construction work in progress	1,668	1,348
Other	16	17
Total property, plant, and equipment	38,846	36,584
Accumulated depreciation	(13,422)	(12,928)
Net property, plant, and equipment	25,424	23,656
Other Noncurrent Assets
Regulatory assets	4,233	4,459
Nuclear decommissioning funds	1,819	1,979
Other	1,094	1,089
Total other noncurrent assets	7,146	7,527
TOTAL ASSETS	$38,878	$36,632

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

Table 17 (continued): PG&E Corporation
Condensed Consolidated Balance Sheets

	(Unaudited)
	Balance At
(in millions, except share amounts)	September 30, 2008	December 31, 2007

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$1,335	$519
Long-term debt, classified as current	600	-
Energy recovery bonds, classified as current	366	354
Accounts payable:
Trade creditors	962	1,067
Disputed claims and customer refunds	1,588	1,629
Regulatory balancing accounts	906	673
Other	385	394
Interest payable	708	697
Income taxes payable	116	-
Deferred income taxes	156	-
Other	1,375	1,374
Total current liabilities	8,497	6,707
Noncurrent Liabilities
Long-term debt	7,816	8,171
Energy recovery bonds	1,310	1,582
Regulatory liabilities	4,456	4,448
Asset retirement obligations	1,628	1,579
Income taxes payable	231	234
Deferred income taxes	3,383	3,053
Deferred tax credits	95	99
Other	2,071	1,954
Total noncurrent liabilities	20,990	21,120
Commitments and Contingencies
Preferred Stock of Subsidiaries	252	252
Preferred Stock
Preferred stock, no par value, authorized 80,000,000 shares, $100 par value, authorized 5,000,000 shares, none issued	-	-
Common Shareholders' Equity
Common stock, no par value, authorized 800,000,000 shares, issued 358,198,735 common and 1,315,818 restricted shares in 2008 and issued 378,385,151 common and 1,261,125 restricted shares in 2007	5,883	6,110
Common stock held by subsidiary, at cost, 24,665,500 shares in 2007	-	(718)
Reinvested earnings	3,238	3,151
Accumulated other comprehensive income	18	10
Total common shareholders' equity	9,139	8,553
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$38,878	$36,632

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

Table 18: PG&E Corporation
Condensed Consolidated Statements of Cash Flows

	(Unaudited)
	Nine Months Ended
(in millions)	September 30,
	2008	2007
Cash Flows From Operating Activities
Net income	$821	$803
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, decommissioning, and allowance for equity funds used during construction	1,337	1,419
Deferred income taxes and tax credits, net	482	(33)
Other changes in noncurrent assets and liabilities	87	281
Gain on sale of assets	(1)	(1)
Effect of changes in operating assets and liabilities:
Accounts receivable	(181)	(80)
Inventories	(153)	(92)
Accounts payable	(100)	(322)
Income taxes receivable/payable	177	234
Regulatory balancing accounts, net	(94)	(238)
Other current assets	(123)	120
Other current liabilities	(68)	19
Other	(2)	(32)
Net cash provided by operating activities	2,182	2,078
Cash Flows From Investing Activities
Capital expenditures	(2,691)	(2,035)
Proceeds from sale of assets	21	15
Increase in restricted cash	(3)	(32)
Proceeds from nuclear decommissioning trust sales	1,121	703
Purchases of nuclear decommissioning trust investments	(1,161)	(805)
Money market investments	(62)	-
Net cash used in investing activities	(2,775)	(2,154)
Cash Flows From Financing Activities
Borrowings under accounts receivable facility and working capital facility	533	600
Repayments under accounts receivable facility and working capital facility	(250)	(300)
Net issuance of commercial paper, net of $9 million discount in 2008 and $2 million in 2007	524	91
Proceeds from issuance of long-term debt, net of premium, discount, and issuance costs of $2 million in 2008 and $10 million in 2007	693	690
Long-term debt repurchased	(454)	-
Rate reduction bonds matured	-	(217)
Energy recovery bonds matured	(260)	(251)
Common stock issued	150	120
Common stock dividends paid	(406)	(367)
Other	(31)	38
Net cash provided by financing activities	499	404
Net change in cash and cash equivalents	(94)	328
Cash and cash equivalents at January 1	345	456
Cash and cash equivalents at September 30	$251	$784
Supplemental disclosures of cash flow information
Cash paid for:
Interest (net of amounts capitalized)	$449	$443
Income taxes paid (refunded), net	(146)	307
Supplemental disclosures of noncash investing and financing activities
Common stock dividends declared but not yet paid	$140	$127
Capital expenditures financed through accounts payable	224	170

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

Table 19: Pacific Gas and Electric Company
Condensed Consolidated Statements of Income

	(Unaudited)
	Three Months Ended		Nine Months Ended
(in millions)	September 30,		September 30,
	2008	2007	2008	2007
Operating Revenues
Electric	$2,880	$2,574	$8,039	$7,107
Natural gas	794	705	2,946	2,714
Total operating revenues	3,674	3,279	10,985	9,821
Operating Expenses
Cost of electricity	1,282	998	3,406	2,606
Cost of natural gas	351	281	1,613	1,431
Operating and maintenance	982	950	3,009	2,788
Depreciation, amortization, and decommissioning	419	465	1,239	1,325
Total operating expenses	3,034	2,694	9,267	8,150
Operating Income	640	585	1,718	1,671
Interest income	20	33	77	116
Interest expense	(170)	(189)	(528)	(549)
Other income (expense), net	(2)	13	24	38
Income Before Income Taxes	488	442	1,291	1,276
Income tax provision	167	159	421	458
Net Income	321	283	870	818
Preferred stock dividend requirement	3	4	10	10
Income Available for Common Stock	$318	$279	$860	$808

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

Table 20: Pacific Gas and Electric Company
Condensed Consolidated Balance Sheets

	(Unaudited)
	Balance at
(in millions)	September 30, 2008	December 31, 2007

ASSETS
Current Assets
Cash and cash equivalents	$57	$141
Restricted cash	1,325	1,297
Accounts receivable:
Customers (net of allowance for doubtful accounts of $75 million in 2008 and $58 million in 2007)	2,530	2,349
Related parties	-	6
Regulatory balancing accounts	1,117	771
Inventories:
Gas stored underground and fuel oil	333	205
Materials and supplies	172	166
Income taxes receivable	-	15
Prepaid expenses and other	517	252
Total current assets	6,051	5,202
Property, Plant, and Equipment
Electric	27,146	25,599
Gas	10,016	9,620
Construction work in progress	1,668	1,348
Total property, plant, and equipment	38,830	36,567
Accumulated depreciation	(13,407)	(12,913)
Net property, plant, and equipment	25,423	23,654
Other Noncurrent Assets
Regulatory assets	4,233	4,459
Nuclear decommissioning funds	1,819	1,979
Related parties receivable	27	23
Other	1,011	993
Total other noncurrent assets	7,090	7,454
TOTAL ASSETS	$38,564	$36,310

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

Table 20 (continued): Pacific Gas and Electric Company
Condensed Consolidated Balance Sheets

	(Unaudited)
	Balance at
(in millions, except share amounts)	September 30, 2008	December 31, 2007

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$1,335	$519
Long-term debt, classified as current	600	-
Energy recovery bonds, classified as current	366	354
Accounts payable:
Trade creditors	962	1,067
Disputed claims and customer refunds	1,588	1,629
Related parties	33	28
Regulatory balancing accounts	906	673
Other	371	370
Interest payable	701	697
Income taxes payable	193	-
Deferred income taxes	161	4
Other	1,185	1,200
Total current liabilities	8,401	6,541
Noncurrent Liabilities
Long-term debt	7,536	7,891
Energy recovery bonds	1,310	1,582
Regulatory liabilities	4,456	4,448
Asset retirement obligations	1,628	1,579
Income taxes payable	82	103
Deferred income taxes	3,421	3,104
Deferred tax credits	95	99
Other	1,974	1,838
Total noncurrent liabilities	20,502	20,644
Commitments and Contingencies
Shareholders' Equity
Preferred stock without mandatory redemption provisions:
Nonredeemable, 5.00% to 6.00%, outstanding 5,784,825 shares	145	145
Redeemable, 4.36% to 5.00%, outstanding 4,534,958 shares	113	113
Common stock, $5 par value, authorized 800,000,000 shares, issued 264,374,809 shares in 2008 and issued 282,916,485 shares in 2007	1,322	1,415
Common stock held by subsidiary, at cost, 19,481,213 shares in 2007	-	(475)
Additional paid-in capital	2,150	2,220
Reinvested earnings	5,910	5,694
Accumulated other comprehensive income	21	13
Total shareholders' equity	9,661	9,125
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$38,564	$36,310

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

Table 21: Pacific Gas and Electric Company
Condensed Consolidated Statements of Cash Flows

	(Unaudited)
	Nine Months Ended
(in millions)	September 30,
	2008	2007
Cash Flows From Operating Activities
Net income	$870	$818
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, decommissioning, and allowance for equity funds used during construction	1,337	1,417
Deferred income taxes and tax credits, net	470	(35)
Other changes in noncurrent assets and liabilities	55	270
Gain on sale of assets	(1)	(1)
Effect of changes in operating assets and liabilities:
Accounts receivable	(179)	(82)
Inventories	(153)	(92)
Accounts payable	(85)	(315)
Income taxes receivable/payable	208	228
Regulatory balancing accounts, net	(94)	(238)
Other current assets	(125)	120
Other current liabilities	(80)	35
Other	(3)	(32)
Net cash provided by operating activities	2,220	2,093
Cash Flows From Investing Activities
Capital expenditures	(2,691)	(2,035)
Proceeds from sale of assets	21	15
Increase in restricted cash	(3)	(32)
Proceeds from nuclear decommissioning trust sales	1,121	703
Purchases of nuclear decommissioning trust investments	(1,161)	(805)
Net cash used in investing activities	(2,713)	(2,154)
Cash Flows From Financing Activities
Borrowings under accounts receivable facility and working capital facility	533	600
Repayments under accounts receivable facility and working capital facility	(250)	(300)
Net issuance of commercial paper, net of discount of $9 million in 2008 and $2 million in 2007	524	91
Proceeds from issuance of long-term debt, net of premium, discount, and issuance costs of $2 million in 2008 and $10 million in 2007	693	690
Long-term debt repurchased	(454)	-
Rate reduction bonds matured	-	(217)
Energy recovery bonds matured	(260)	(251)
Equity contribution	90	200
Common stock dividends paid	(426)	(381)
Preferred stock dividends paid	(10)	(10)
Other	(31)	29
Net cash provided by financing activities	409	451
Net change in cash and cash equivalents	(84)	390
Cash and cash equivalents at January 1	141	70
Cash and cash equivalents at September 30	$57	$460
Supplemental disclosures of cash flow information
Cash paid for:
Interest (net of amounts capitalized)	$436	$416
Income taxes paid (refunded), net	(138)	403
Supplemental disclosures of noncash investing and financing activities
Capital expenditures financed through accounts payable	$224	$170

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.